UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

100 International Drive, Baltimore, MD, 21202

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2022

FRANKLIN

U.S. SMALL CAP

EQUITY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Franklin U.S. Small Cap Equity Fund for the twelve-month reporting period ended December 31, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2023

II	Franklin U.S. Small Cap Equity Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations domiciled, or having their principal activities, in the U.S., at the time of investment or other investments with similar economic characteristics. The Fund normally intends to hold a portfolio that is generally comparable to, but not the same as, the Russell 2000 Indexi (the “Index”) in terms of economic sector weightings and market capitalization but may depart from this if we believe it to be in the best interests of the Fund. The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”).

At Franklin Advisers, Inc., the Fund’s subadviser, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. We use a bottom-up, quantitative stock selection process. The cornerstone of this process is a proprietary stock selection model that ranks the stocks in the Fund’s investable universe on a daily basis according to a variety of fundamental measures of their relative attractiveness.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equities, as measured by the Index, were volatile and negative, returning -20.44% for the twelve-month reporting period ended December 31, 2022. The communication services, information technology (“IT”) and consumer discretionary sectors were especially hard hit, each with a negative return significantly worse than the Index overall. The energy sector posted an exceptionally strong return of approximately 52% on limited supply and rising demand and was the only sector with a positive return. The utilities and consumer staples sectors had negative returns, but significantly outperformed the Index.

Even before Russia’s invasion of Ukraine in February, the U.S. equity market experienced a bumpy start to 2022 on the highest inflation rates since 1982 and a spike in COVID-19 Omicron variant infections. Expansions in the U.S. manufacturing and services sectors lost some momentum amid price pressures and supply-chain snags, while consumer spending softened as inflation continued to outpace wage gains. The perceived pivot to a more hawkish stance by the Federal Reserve Board (the “Fed”) led to a sell-off in risk markets. Russia’s invasion of Ukraine during the last few days of February led to significant market declines, as sanctions aimed at Russia’s banks and prominent individuals, potential additional future sanctions and the war itself raised the possibility of trade disruptions in commodity markets. Against this backdrop, the Fed raised interest rates for the first time since 2018 to help address high inflation just a few weeks after Russia’s invasion and forecast four more rate increases in 2023.

U.S. equities suffered broad-based losses during the second quarter of 2022. Investors unloaded riskier assets amid persistently elevated inflation and interest-rate hikes by the Fed that grew in size with each meeting. The market reflected a growing fear that the Fed might push the country into a recession before price stability is restored. A comparatively minor stock market rally in late June occurred despite the release of worsening economic

Franklin U.S. Small Cap Equity Fund 2022 Annual Report	1

Fund overview (cont’d)

data. The quarter capped a volatile first half of the year that saw U.S. and non-U.S. stocks, bonds and currencies jolted by surging inflation, central bank moves and the Russia-Ukraine war. Consumer expectations sank amid the worst inflation shock since the early 1970’s and drew market attention toward the possibility that corporate profit margins may come under pressure in the coming quarters.

The U.S. equity market rose during the first half of the 2022’s third quarter but ended down as investors feared that the Fed’s aggressive rate hikes to combat persistently high inflation could lead to a recession. Standard & Poor’s 500 Indexii stocks fell for a third consecutive quarter to a twenty-two month low, capped by the worst September (-9.21%) in two decades. To cool stubbornly high inflation, the Fed lifted the federal funds target rate range by 75 basis points in both July and September and the Fed indicated the latest increase will not be the last. Stocks sold off further in September as Fed Chair Jerome Powell reiterated the main points he made in his hawkish speech at Jackson Hole in late August. He stressed that monetary policy may have to be restrictive for a while to bring inflation down and that the process may be painful. He also warned of a housing market correction and said a soft landing for the economy may be less likely.

Following a solid rebound in October and November as inflation data improved, and despite a broad pull-back in December, major indexes had their strongest quarter of 2022 but their worst calendar-year performance since 2008. Even as the U.S. economy returned to growth in the third quarter and supply chains continued improving through December, investor sentiment oscillated between expectations of a soft and a hard economic landing, driven by what has been the fastest pace of interest-rate hikes since the early 1980’s. And although markets initially cheered as China began rapidly phasing out pandemic lockdowns tied to its zero-COVID policies, by mid-December U.S. investors grew at least equally worried about the global implications of a dramatic surge in COVID-19 cases across China.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-controlled process.

Much of our research continues to be focused on developing tools to enhance performance regardless of market environment. This includes both individual factor research as well as factor allocation strategies.

Performance review

For the twelve months ended December 31, 2022, Class I shares of Franklin U.S. Small Cap Equity Fund returned -15.10%. The Fund’s unmanaged benchmark, the Russell 2000 Index,

2	Franklin U.S. Small Cap Equity Fund 2022 Annual Report

returned -20.44% for the same period. The Lipper Small-Cap Core Funds Category Averageiii returned -14.41% over the same time frame.

Performance Snapshot as of December 31, 2022 (unaudited)
(excluding sales charges)	6 months	12 months
Franklin U.S. Small Cap Equity Fund:
Class A	6.92%	-15.42%
Class C	6.53%	-16.08%
Class FI	7.00%	-15.37%
Class I	7.18%	-15.10%
Class IS	7.24%	-14.92%
Russell 2000 Index	3.91%	-20.44%
Lipper Small-Cap Core Funds Category Average	5.09%	-14.41%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2022, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 1.32%, 2.04%, 1.77%, 1.03% and 0.84%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.30% for Class A shares, 2.05% for Class C shares, 1.30% for Class FI shares, 1.00% for Class I shares and 0.75% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

Franklin U.S. Small Cap Equity Fund 2022 Annual Report	3

Fund overview (cont’d)

The manager has also agreed to voluntarily waive fees and/or reimburse operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, so that annual fund operating expenses will not exceed 1.20% for Class A shares, 1.95% for Class C shares, 1.20% for Class FI shares and 0.90% for Class I shares. These arrangements are expected to continue until December 31, 2024 but may be terminated at any time by the manager.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection was the leading contributor to performance for the year, adding value in all but three sectors. Selection in the IT, industrials and consumer discretionary sectors was especially strong. Sector allocation results also added value, led by an overweight to consumer staples.

At the security level, the leading contributor was SandRidge Energy, which engages in the acquisition, development, and production of oil and natural gas primarily in the United States Mid-Continent and which significantly outperformed along with other energy stocks. Titan International, a holding company engaged in the manufacture of wheels and tires, also outperformed returning almost 40% for the year; its agriculture and earthmoving construction segments have been witnessing strong sales volume growth over the past few quarters, and momentum continues with growing investor interest. Pharmaceutical firm Ardelyx was also a major contributor. At the end of 2022, the U.S. Food and Drug Administration granted Ardelyx appeal for the agency to review its experimental kidney disease drug again, a year after declining to approve it.

Q. What were the leading detractors from performance?

A. Stock selection in the health care, energy and consumer staples sectors was the leading detractor from relative return for the reporting period. An overweight to the IT sector, which was one of the worst performing in the Index, also detracted.

The Joint Corp, which develops, owns, operates, supports, and manages chiropractic clinics and had a return of -78.7%, was the leading detractor at the security level. The company’s aggressive growth plans took a hit during the COVID-19 lockdowns and more recently have been held back by economic uncertainty as recent earnings releases and guidance have disappointed investors. Technology consulting firm Grid Dynamics Holdings was also a major detractor, falling -70.5% on fears of business disruption as the company has 30-40% of its employees located in Ukraine and Russia. Beazer Homes USA fell -45.1% as home sales and price momentum waned as mortgage rates began to rise.

4	Franklin U.S. Small Cap Equity Fund 2022 Annual Report

Thank you for your investment in Franklin U.S. Small Cap Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Franklin Advisers, Inc.

January 11, 2023

RISKS: Equity securities are subject to market and price fluctuations. Investments in small-cap companies may involve greater risks and volatility than investments in larger, more established companies. Small-cap companies may have limited product lines, operating histories, markets or financial resources. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2022 were: Ensign Group Inc. (1.0%), Murphy Oil Corp. (0.9%), ExlService Holdings Inc. (0.8%), NOW Inc. (0.8%), Titan International Inc. (0.8%), Portland General Electric Co. (0.8%), Insperity Inc. (0.8%), SM Energy Co. (0.8%), SunCoke Energy Inc. (0.8%) and Enova International Inc. (0.8%). Please refer to pages 12 through 24 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2022 were: financials (17.7%), industrials (16.7%), health care (16.2%), information technology (12.0%) and consumer discretionary (10.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Franklin U.S. Small Cap Equity Fund 2022 Annual Report	5

Fund overview (cont’d)

[i]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii	The Standard & Poor’s 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

iii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 913 funds for the six-month period and among the 909 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	Franklin U.S. Small Cap Equity Fund 2022 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2022 and December 31, 2021. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Franklin U.S. Small Cap Equity Fund 2022 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2022 and held for the six months ended December 31, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]

	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	6.92%	$1,000.00	$1,069.20	1.20%	$6.26	Class A	5.00%	$1,000.00	$1,019.16	1.20%	$6.11
Class C	6.53	1,000.00	1,065.30	1.95	10.15	Class C	5.00	1,000.00	1,015.38	1.95	9.91
Class FI	7.00	1,000.00	1,070.00	1.20	6.26	Class FI	5.00	1,000.00	1,019.16	1.20	6.11
Class I	7.18	1,000.00	1,071.80	0.90	4.70	Class I	5.00	1,000.00	1,020.67	0.90	4.58
Class IS	7.24	1,000.00	1,072.40	0.75	3.92	Class IS	5.00	1,000.00	1,021.42	0.75	3.82

8	Franklin U.S. Small Cap Equity Fund 2022 Annual Report

[1]	For the six months ended December 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Franklin U.S. Small Cap Equity Fund 2022 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/22	-15.42%	-16.08%	-15.37%	-15.10%	-14.92%
Five Years Ended 12/31/22	4.41	3.61	4.35	4.67	4.83
Ten Years Ended 12/31/22	8.68	7.85	8.65	9.03	9.15

With sales charges[2]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/22	-20.30%	-16.88%	-15.37%	-15.10%	-14.92%
Five Years Ended 12/31/22	3.18	3.61	4.35	4.67	4.83
Ten Years Ended 12/31/22	8.04	7.85	8.65	9.03	9.15

Cumulative total returns
Without sales charges[1]
Class A (12/31/12 through 12/31/22)	129.93%
Class C (12/31/12 through 12/31/22)	113.00
Class FI (12/31/12 through 12/31/22)	129.18
Class I (12/31/12 through 12/31/22)	137.29
Class IS (12/31/12 through 12/31/22)	139.98

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.50% (5.75% prior to August 15, 2022). Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

10	Franklin U.S. Small Cap Equity Fund 2022 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Franklin U.S. Small Cap Equity Fund vs. Russell 2000 Index† — December 2012 - December 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of Franklin U.S. Small Cap Equity Fund on December 31, 2012, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2022. The hypothetical illustration also assumes a $1,000,000 investment in the Russell 2000 Index. The Russell 2000 Index (the “Index”) measures the performance of the small-cap segment of the U.S. equity universe. The Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Franklin U.S. Small Cap Equity Fund 2022 Annual Report	11

Schedule of investments

December 31, 2022

Franklin U.S. Small Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 99.0%
Communication Services — 2.7%
Diversified Telecommunication Services — 0.9%
EchoStar Corp., Class A Shares	14,030	$ 234,021	*
Iridium Communications Inc.	12,878	661,929	*
Total Diversified Telecommunication Services		895,950
Entertainment — 0.1%
Marcus Corp.	8,418	121,135
Interactive Media & Services — 1.0%
Angi Inc.	51,513	121,056	*
Cargurus Inc.	12,025	168,470	*
EverQuote Inc., Class A Shares	3,073	45,296	*
TrueCar Inc.	73,491	184,462	*
Yelp Inc.	17,370	474,896	*
Total Interactive Media & Services		994,180
Media — 0.5%
Gannett Co. Inc.	53,448	108,499	*
Perion Network Ltd.	16,702	422,561	*
Total Media		531,060
Wireless Telecommunication Services — 0.2%
Telephone & Data Systems Inc.	7,883	82,693
United States Cellular Corp.	7,044	146,867	*
Total Wireless Telecommunication Services		229,560
Total Communication Services		2,771,885
Consumer Discretionary — 10.9%
Auto Components — 1.4%
Goodyear Tire & Rubber Co.	38,000	385,700	*
Modine Manufacturing Co.	30,000	595,800	*
Patrick Industries Inc.	4,009	242,946
Standard Motor Products Inc.	6,213	216,212
Total Auto Components		1,440,658
Automobiles — 0.2%
Winnebago Industries Inc.	4,076	214,805
Diversified Consumer Services — 1.1%
2U Inc.	35,700	223,839	*
American Public Education Inc.	17,000	208,930	*
Chegg Inc.	16,000	404,320	*
Perdoceo Education Corp.	18,707	260,027	*
Total Diversified Consumer Services		1,097,116
Hotels, Restaurants & Leisure — 2.1%
Bloomin’ Brands Inc.	26,056	524,247

See Notes to Financial Statements.

12	Franklin U.S. Small Cap Equity Fund 2022 Annual Report

Franklin U.S. Small Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Hotels, Restaurants & Leisure — continued
Bluegreen Vacations Holding Corp.	8,284	$ 206,769
Cracker Barrel Old Country Store Inc.	802	75,981
Fiesta Restaurant Group Inc.	10,622	78,072	*
International Game Technology PLC	20,000	453,600
Penn Entertainment Inc.	4,008	119,037	*
Playa Hotels & Resorts NV	44,000	287,320	*
Red Robin Gourmet Burgers Inc.	3,741	20,875	*
SeaWorld Entertainment Inc.	6,000	321,060	*
Total Hotels, Restaurants & Leisure		2,086,961
Household Durables — 2.4%
Beazer Homes USA Inc.	44,094	562,639	*
Ethan Allen Interiors Inc.	12,693	335,349
GoPro Inc., Class A Shares	28,060	139,739	*
M/I Homes Inc.	6,948	320,859	*
MDC Holdings Inc.	4,676	147,761
Meritage Homes Corp.	6,014	554,491	*
Tri Pointe Homes Inc.	18,774	349,009	*
Total Household Durables		2,409,847
Multiline Retail — 0.3%
Macy’s Inc.	13,361	275,905
Specialty Retail — 3.0%
Academy Sports & Outdoors Inc.	12,693	666,890
Dick’s Sporting Goods Inc.	4,009	482,243
Genesco Inc.	4,143	190,661	*
Hibbett Inc.	6,681	455,778
MarineMax Inc.	9,687	302,428	*
Signet Jewelers Ltd.	8,686	590,648
TravelCenters of America Inc.	8,552	382,958	*
Total Specialty Retail		3,071,606
Textiles, Apparel & Luxury Goods — 0.4%
Lakeland Industries Inc.	11,357	151,048	*
Movado Group Inc.	9,353	301,635
Total Textiles, Apparel & Luxury Goods		452,683
Total Consumer Discretionary		11,049,581
Consumer Staples — 3.8%
Beverages — 0.6%
Coca-Cola Consolidated Inc.	1,203	616,369

See Notes to Financial Statements.

Franklin U.S. Small Cap Equity Fund 2022 Annual Report	13

Schedule of investments (cont’d)

December 31, 2022

Franklin U.S. Small Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Food & Staples Retailing — 0.9%
Sprouts Farmers Market Inc.	13,000	$ 420,810	*
United Natural Foods Inc.	12,500	483,875	*
Total Food & Staples Retailing		904,685
Food Products — 1.3%
Cal-Maine Foods Inc.	1,900	103,455
Darling Ingredients Inc.	7,900	494,461	*
John B Sanfilippo & Son Inc.	4,009	326,012
Simply Good Foods Co.	11,357	431,906	*
Total Food Products		1,355,834
Personal Products — 0.3%
Nature’s Sunshine Products Inc.	11,491	95,605	*
USANA Health Sciences Inc.	3,274	174,177	*
Total Personal Products		269,782
Tobacco — 0.7%
Turning Point Brands Inc.	7,349	158,959
Vector Group Ltd.	44,094	522,955
Total Tobacco		681,914
Total Consumer Staples		3,828,584
Energy — 6.5%
Energy Equipment & Services — 0.5%
Helmerich & Payne Inc.	10,300	510,571
Oil, Gas & Consumable Fuels — 6.0%
Chord Energy Corp.	3,675	502,777
DHT Holdings Inc.	40,000	355,200
Diamondback Energy Inc.	5,011	685,405
Golar LNG Ltd.	19,375	441,556	*
Murphy Oil Corp.	20,043	862,049
Ovintiv Inc.	14,779	749,443
PDC Energy Inc.	4,343	275,694
Ranger Oil Corp., Class A Shares	10,000	404,300
SandRidge Energy Inc.	41,948	714,374	*
SM Energy Co.	23,383	814,430
Teekay Tankers Ltd., Class A Shares	9,000	277,290	*
Total Oil, Gas & Consumable Fuels		6,082,518
Total Energy		6,593,089
Financials — 17.7%
Banks — 9.5%
Amerant Bancorp Inc.	10,151	272,453
Associated Banc-Corp.	19,000	438,710
Berkshire Hills Bancorp Inc.	18,707	559,339

See Notes to Financial Statements.

14	Franklin U.S. Small Cap Equity Fund 2022 Annual Report

Franklin U.S. Small Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Banks — continued
Carter Bankshares Inc.	30,022	$ 498,065	*
Central Pacific Financial Corp.	11,491	233,037
Community Trust Bancorp Inc.	2,404	110,416
CrossFirst Bankshares Inc.	20,000	248,200	*
Equity Bancshares Inc., Class A Shares	9,554	312,129
Financial Institutions Inc.	10,021	244,112
First BanCorp	54,757	696,509
First Commonwealth Financial Corp.	21,810	304,686
First Financial Corp.	6,614	304,773
First Horizon Corp.	26,724	654,738
First Internet Bancorp	6,013	145,996
Flushing Financial Corp.	20,043	388,433
Hancock Whitney Corp.	7,518	363,796
Hanmi Financial Corp.	30,545	755,989
Heartland Financial USA Inc.	3,674	171,282
Heritage Financial Corp.	8,685	266,108
HomeStreet Inc.	7,349	202,685
HomeTrust Bancshares Inc.	8,017	193,771
Hope Bancorp Inc.	32,269	413,366
Midland States Bancorp Inc.	14,221	378,563
OFG Bancorp	18,467	508,950
Peoples Bancorp Inc.	10,355	292,529
Umpqua Holdings Corp.	16,034	286,207
Washington Federal Inc.	10,000	335,500
Total Banks		9,580,342
Capital Markets — 0.7%
BGC Partners Inc., Class A Shares	87,455	329,705
CION Investment Corp.	22,300	217,425
Evercore Inc., Class A Shares	1,336	145,731
Total Capital Markets		692,861
Consumer Finance — 1.4%
Bread Financial Holdings Inc.	3,674	138,363
Enova International Inc.	20,043	769,050	*
LendingClub Corp.	26,615	234,212	*
Navient Corp.	16,000	263,200
Total Consumer Finance		1,404,825
Diversified Financial Services — 1.0%
Acacia Research Corp.	47,700	200,817	*

See Notes to Financial Statements.

Franklin U.S. Small Cap Equity Fund 2022 Annual Report	15

Schedule of investments (cont’d)

December 31, 2022

Franklin U.S. Small Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Diversified Financial Services — continued
Cannae Holdings Inc.	15,000	$ 309,750	*
Jackson Financial Inc., Class A Shares	15,000	521,850
Total Diversified Financial Services		1,032,417
Insurance — 2.5%
Ambac Financial Group Inc.	24,000	418,560	*
Genworth Financial Inc., Class A Shares	100,216	530,143	*
ProAssurance Corp.	12,025	210,077
RLI Corp.	2,500	328,175
Safety Insurance Group Inc.	5,212	439,163
Stewart Information Services Corp.	8,017	342,566
United Fire Group Inc.	9,487	259,564
Total Insurance		2,528,248
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Redwood Trust Inc.	36,918	249,566
Thrifts & Mortgage Finance — 2.4%
Essent Group Ltd.	5,151	200,271
MGIC Investment Corp.	44,763	581,919
Mr. Cooper Group Inc.	8,685	348,529	*
New York Community Bancorp Inc.	40,235	346,021
NMI Holdings Inc., Class A Shares	13,361	279,245	*
Radian Group Inc.	35,087	669,109
Total Thrifts & Mortgage Finance		2,425,094
Total Financials		17,913,353
Health Care — 16.2%
Biotechnology — 7.8%
Abeona Therapeutics Inc.	8,551	26,337	*
ACADIA Pharmaceuticals Inc.	18,200	289,744	*
Achillion Pharmaceuticals Inc., CVR	89,796	0	*(a)(b)(c)
Aeglea BioTherapeutics Inc.	30,064	13,526	*
Agios Pharmaceuticals Inc.	7,727	216,974	*
Akebia Therapeutics Inc.	80,173	46,260	*
Alaunos Therapeutics Inc.	128,783	83,593	*
Alector Inc.	14,297	131,961	*
Alkermes PLC	13,562	354,375	*
AnaptysBio Inc.	5,000	154,950	*
Anika Therapeutics Inc.	5,010	148,296	*
Aptevo Therapeutics Inc.	10,288	23,868	*
Aravive Inc.	24,853	32,806	*
Arbutus Biopharma Corp.	30,064	70,049	*
Ardelyx Inc.	200,432	571,231	*

See Notes to Financial Statements.

16	Franklin U.S. Small Cap Equity Fund 2022 Annual Report

Franklin U.S. Small Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Biotechnology — continued
Arrowhead Pharmaceuticals Inc.	1,669	$67,695	*
Assembly Biosciences Inc.	79,545	103,408	*
Atara Biotherapeutics Inc.	20,043	65,741	*
Beyondspring Inc.	12,092	22,733	*
Bluebird Bio Inc.	23,000	159,160	*
Calithera Biosciences Inc.	4,342	14,155	*
Caribou Biosciences Inc.	14,030	88,108	*
CASI Pharmaceuticals Inc.	23,723	41,515	*
Cellectar Biosciences Inc.	10,124	17,312	*
Chimerix Inc.	26,992	50,205	*
Cyclerion Therapeutics Inc.	75,786	49,731	*
CytomX Therapeutics Inc.	33,405	53,448	*
Deciphera Pharmaceuticals Inc.	8,685	142,347	*
Eagle Pharmaceuticals Inc.	5,475	160,034	*
Editas Medicine Inc.	8,000	70,960	*
Enanta Pharmaceuticals Inc.	2,900	134,908	*
GlycoMimetics Inc.	116,129	351,871	*
Gritstone bio Inc.	26,724	92,198	*
Heron Therapeutics Inc.	28,000	70,000	*
Homology Medicines Inc.	50,000	63,000	*
Icosavax Inc.	15,000	119,100	*
Infinity Pharmaceuticals Inc.	120,000	66,600	*
Inovio Pharmaceuticals Inc.	60,000	93,600	*
Intercept Pharmaceuticals Inc.	7,349	90,907	*
Ironwood Pharmaceuticals Inc.	15,000	185,850	*
iTeos Therapeutics Inc.	4,342	84,799	*
Jounce Therapeutics Inc.	23,383	25,955	*
Karyopharm Therapeutics Inc.	19,800	67,320	*
MacroGenics Inc.	32,000	214,720	*
NextCure Inc.	23,383	32,970	*
PDL BioPharma Inc.	152,500	192,150	*(a)(b)
Pieris Pharmaceuticals Inc.	29,063	30,226	*
Precigen Inc.	33,405	50,776	*
Precision BioSciences Inc.	68,684	81,734	*
Protagonist Therapeutics Inc.	14,000	152,740	*
Prothena Corp. PLC	4,000	241,000	*
Puma Biotechnology Inc.	23,383	98,910	*
RAPT Therapeutics Inc.	8,351	165,350	*
REGENXBIO Inc.	5,478	124,241	*
Rigel Pharmaceuticals Inc.	53,448	80,172	*

See Notes to Financial Statements.

Franklin U.S. Small Cap Equity Fund 2022 Annual Report	17

Schedule of investments (cont’d)

December 31, 2022

Franklin U.S. Small Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Biotechnology — continued
Sangamo Therapeutics Inc.	26,000	$81,640	*
Savara Inc.	177,634	275,333	*
Selecta Biosciences Inc.	59,395	67,116	*
Sio Gene Therapies Inc.	53,448	23,250	*
Solid Biosciences Inc.	9,333	50,212	*
Spectrum Pharmaceuticals Inc.	80,173	29,544	*
Surface Oncology Inc.	54,947	45,057	*
Sutro Biopharma Inc.	21,463	173,421	*
Synlogic Inc.	75,017	57,013	*
Syros Pharmaceuticals Inc.	4,209	15,110	*
T2 Biosystems Inc.	5,010	7,114	*
Tempest Therapeutics Inc.	10,173	11,801	*
uniQure NV	4,500	102,015	*
UNITY Biotechnology Inc.	10,000	27,400	*
Vanda Pharmaceuticals Inc.	18,707	138,245	*
Vaxcyte Inc.	2,500	119,875	*
Verastem Inc.	104,558	42,085	*
Vir Biotechnology Inc.	7,349	186,003	*
Voyager Therapeutics Inc.	17,171	104,743	*
Xencor Inc.	4,409	114,810	*
Total Biotechnology		7,853,406
Health Care Equipment & Supplies — 3.1%
Avanos Medical Inc.	5,946	160,899	*
Co-Diagnostics Inc.	23,383	58,925	*
Electromed Inc.	23,196	243,326	*
iRadimed Corp.	4,208	119,044
Lantheus Holdings Inc.	3,000	152,880	*
Masimo Corp.	1,905	281,845	*
Meridian Bioscience Inc.	10,939	363,284	*
QuidelOrtho Corp.	3,007	257,610	*
Semler Scientific Inc.	4,000	132,000	*
Shockwave Medical Inc.	3,207	659,391	*
STAAR Surgical Co.	4,009	194,597	*
Varex Imaging Corp.	12,025	244,107	*
Zynex Inc.	17,638	245,345
Total Health Care Equipment & Supplies		3,113,253
Health Care Providers & Services — 3.6%
Addus HomeCare Corp.	3,675	365,626	*
Alignment Healthcare Inc.	18,800	221,088	*
AMN Healthcare Services Inc.	4,677	480,889	*

See Notes to Financial Statements.

18	Franklin U.S. Small Cap Equity Fund 2022 Annual Report

Franklin U.S. Small Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Health Care Providers & Services — continued
Cross Country Healthcare Inc.	13,000	$345,410	*
Ensign Group Inc.	10,726	1,014,787
Fulgent Genetics Inc.	4,276	127,339	*
InfuSystem Holdings Inc.	12,025	104,377	*
Joint Corp.	10,021	140,094	*
ModivCare Inc.	3,300	296,109	*
Owens & Minor Inc.	8,017	156,572	*
Tenet Healthcare Corp.	8,018	391,198	*
Total Health Care Providers & Services		3,643,489
Health Care Technology — 0.4%
NextGen Healthcare Inc.	18,888	354,717	*
Life Sciences Tools & Services — 0.2%
Adaptive Biotechnologies Corp.	18,000	137,520	*
Berkeley Lights Inc.	36,000	96,480	*
Total Life Sciences Tools & Services		234,000
Pharmaceuticals — 1.1%
Amphastar Pharmaceuticals Inc.	8,685	243,354	*
Assertio Holdings Inc.	50,108	215,464	*
Cara Therapeutics Inc.	13,361	143,497	*
Clearside Biomedical Inc.	74,428	83,359	*
Iterum Therapeutics PLC	16,831	14,138	*
Nektar Therapeutics	30,000	67,800	*
SIGA Technologies Inc.	12,600	92,736
Theravance Biopharma Inc.	10,021	112,436	*
VYNE Therapeutics Inc.	93,534	14,030	*
WaVe Life Sciences Ltd.	22,000	154,000	*
Total Pharmaceuticals		1,140,814
Total Health Care		16,339,679
Industrials — 16.7%
Aerospace & Defense — 0.4%
AAR Corp.	10,021	449,943	*
Building Products — 0.9%
Alpha Pro Tech Ltd.	17,705	71,174	*
Caesarstone Ltd.	12,827	73,242
Masonite International Corp.	8,820	710,981	*
Total Building Products		855,397
Commercial Services & Supplies — 0.7%
CoreCivic Inc.	34,474	398,519	*
GEO Group Inc.	23,383	256,044	*
Total Commercial Services & Supplies		654,563

See Notes to Financial Statements.

Franklin U.S. Small Cap Equity Fund 2022 Annual Report	19

Schedule of investments (cont’d)

December 31, 2022

Franklin U.S. Small Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Construction & Engineering — 1.3%
Argan Inc.	8,479	$312,706
Dycom Industries Inc.	5,345	500,292	*
MYR Group Inc.	3,007	276,854	*
Orion Group Holdings Inc.	112,926	268,764	*
Total Construction & Engineering		1,358,616
Electrical Equipment — 1.0%
Atkore Inc.	2,500	283,550	*
Encore Wire Corp.	2,000	275,120
GrafTech International Ltd.	25,788	122,751
SunPower Corp.	16,034	289,093	*
Total Electrical Equipment		970,514
Machinery — 1.9%
Briggs & Stratton Corp.	158,200	0	*(a)(b)(c)
Greenbrier Cos. Inc.	11,156	374,061
Manitowoc Co. Inc.	23,383	214,188	*
Terex Corp.	12,025	513,708
Titan International Inc.	55,260	846,583	*
Total Machinery		1,948,540
Professional Services — 3.3%
Barrett Business Services Inc.	1,604	149,621
CRA International Inc.	4,677	572,605
Exponent Inc.	3,675	364,156
Heidrick & Struggles International Inc.	7,349	205,551
Insperity Inc.	7,216	819,738
Kforce Inc.	12,026	659,386
TriNet Group Inc.	5,000	339,000	*
TrueBlue Inc.	13,328	260,962	*
Total Professional Services		3,371,019
Road & Rail — 1.5%
ArcBest Corp.	5,345	374,364
Covenant Logistics Group Inc.	15,366	531,202
Werner Enterprises Inc.	16,034	645,529
Total Road & Rail		1,551,095
Trading Companies & Distributors — 5.7%
BlueLinx Holdings Inc.	10,022	712,664	*
Boise Cascade Co.	5,345	367,041
Herc Holdings Inc.	5,345	703,242
MRC Global Inc.	46,767	541,562	*
NOW Inc.	66,810	848,487	*
Rush Enterprises Inc., Class A Shares	11,357	593,744

See Notes to Financial Statements.

20	Franklin U.S. Small Cap Equity Fund 2022 Annual Report

Franklin U.S. Small Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Trading Companies & Distributors — continued
Titan Machinery Inc.	15,000	$595,950	*
Triton International Ltd.	9,354	643,368
Veritiv Corp.	5,948	723,931
Total Trading Companies & Distributors		5,729,989
Total Industrials		16,889,676
Information Technology — 12.0%
Communications Equipment — 1.5%
ADTRAN Holdings Inc.	19,375	364,056
Applied Optoelectronics Inc.	34,741	65,661	*
EMCORE Corp.	45,230	43,534	*
Extreme Networks Inc.	30,064	550,472	*
Inseego Corp.	82,800	69,759	*
NETGEAR Inc.	8,710	157,738	*
NetScout Systems Inc.	9,687	314,924	*
Total Communications Equipment		1,566,144
Electronic Equipment, Instruments & Components — 1.3%
Arlo Technologies Inc.	44,963	157,820	*
Avnet Inc.	4,008	166,653
Sanmina Corp.	8,017	459,294	*
TTM Technologies Inc.	21,379	322,395	*
Vishay Intertechnology Inc.	8,017	172,927
Total Electronic Equipment, Instruments & Components		1,279,089
IT Services — 1.6%
AvidXchange Holdings Inc.	30,000	298,200	*
ExlService Holdings Inc.	5,011	849,014	*
Grid Dynamics Holdings Inc.	19,709	221,135	*
International Money Express Inc.	9,800	238,826	*
Total IT Services		1,607,175
Semiconductors & Semiconductor Equipment — 2.2%
Alpha & Omega Semiconductor Ltd.	9,000	257,130	*
Amkor Technology Inc.	26,000	623,480
Axcelis Technologies Inc.	5,000	396,800	*
Everspin Technologies Inc.	23,383	130,010	*
Kulicke & Soffa Industries Inc.	8,017	354,832
Photronics Inc.	26,724	449,765	*
Total Semiconductors & Semiconductor Equipment		2,212,017
Software — 5.3%
A10 Networks Inc.	34,340	571,074
Alarm.com Holdings Inc.	5,011	247,944	*
Box Inc., Class A Shares	16,000	498,080	*

See Notes to Financial Statements.

Franklin U.S. Small Cap Equity Fund 2022 Annual Report	21

Schedule of investments (cont’d)

December 31, 2022

Franklin U.S. Small Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Software — continued
CommVault Systems Inc.	8,441	$530,432	*
Couchbase Inc.	25,000	331,500	*
Domo Inc., Class B Shares	4,008	57,074	*
Duck Creek Technologies Inc.	20,700	249,435	*
eGain Corp.	20,644	186,415	*
HubSpot Inc.	668	193,139	*
LiveRamp Holdings Inc.	12,617	295,743	*
Manhattan Associates Inc.	4,677	567,788	*
Qualys Inc.	5,078	569,904	*
Sprout Social Inc., Class A Shares	4,677	264,063	*
Tenable Holdings Inc.	11,357	433,270	*
Varonis Systems Inc.	7,883	188,719	*
Zuora Inc., Class A Shares	24,051	152,964	*
Total Software		5,337,544
Technology Hardware, Storage & Peripherals — 0.1%
Stratasys Ltd.	12,025	142,616	*
Total Information Technology		12,144,585
Materials — 3.9%
Chemicals — 1.5%
AdvanSix Inc.	12,025	457,191
American Vanguard Corp.	12,827	278,474
Rayonier Advanced Materials Inc.	42,532	408,307	*
Tronox Holdings PLC, Class A Shares	25,756	353,115
Total Chemicals		1,497,087
Containers & Packaging — 0.3%
O-I Glass Inc.	18,000	298,260	*
Metals & Mining — 1.4%
Alcoa Corp.	6,000	272,820
Compass Minerals International Inc.	8,200	336,200
SunCoke Energy Inc.	90,862	784,139
Total Metals & Mining		1,393,159
Paper & Forest Products — 0.7%
Clearwater Paper Corp.	10,989	415,494	*
Sylvamo Corp.	7,500	364,425
Total Paper & Forest Products		779,919
Total Materials		3,968,425
Real Estate — 5.0%
Equity Real Estate Investment Trusts (REITs) — 4.1%
Apple Hospitality REIT Inc.	33,405	527,131
Braemar Hotels & Resorts Inc.	33,405	137,294

See Notes to Financial Statements.

22	Franklin U.S. Small Cap Equity Fund 2022 Annual Report

Franklin U.S. Small Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) — continued
CareTrust REIT Inc.	21,463	$398,782
Chatham Lodging Trust	24,854	304,959
DiamondRock Hospitality Co.	65,682	537,935
Hersha Hospitality Trust, Class A Shares	66,810	569,221
Innovative Industrial Properties Inc.	2,662	269,794
National Health Investors Inc.	7,400	386,428
Outfront Media Inc.	18,039	299,087
Pebblebrook Hotel Trust	17,370	232,584
Piedmont Office Realty Trust Inc., Class A Shares	23,717	217,485
RLJ Lodging Trust	28,125	297,844
Total Equity Real Estate Investment Trusts (REITs)		4,178,544
Real Estate Management & Development — 0.9%
Forestar Group Inc.	22,047	339,744	*
Marcus & Millichap Inc.	9,379	323,107
RE/MAX Holdings Inc., Class A Shares	13,000	242,320
Total Real Estate Management & Development		905,171
Total Real Estate		5,083,715
Utilities — 3.6%
Electric Utilities — 2.6%
ALLETE Inc.	7,350	474,149
IDACORP Inc.	5,145	554,888
Otter Tail Corp.	4,009	235,369
PNM Resources Inc.	10,689	521,516
Portland General Electric Co.	17,036	834,764
Total Electric Utilities		2,620,686
Gas Utilities — 0.6%
National Fuel Gas Co.	4,878	308,777
Northwest Natural Holding Co.	6,949	330,703
Total Gas Utilities		639,480
Water Utilities — 0.4%
Consolidated Water Co. Ltd.	23,498	347,770
Total Utilities		3,607,936
Total Investments before Short-Term Investments (Cost — $99,857,447)		100,190,508

See Notes to Financial Statements.

Franklin U.S. Small Cap Equity Fund 2022 Annual Report	23

Schedule of investments (cont’d)

December 31, 2022

Franklin U.S. Small Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Rate	Shares	Value
Short-Term Investments — 1.0%
Invesco Treasury Portfolio, Institutional Class (Cost — $1,002,583)	4.235%	1,002,583	$1,002,583	(d)
Total Investments — 100.0% (Cost — $100,860,030)			101,193,091
Other Assets in Excess of Liabilities — 0.0%††			9,086
Total Net Assets — 100.0%			$101,202,177

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Security is valued using significant unobservable inputs (Note 1).

(c)	Value is less than $1.

(d)	Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:

CVR	— Contingent Value Rights

REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

24	Franklin U.S. Small Cap Equity Fund 2022 Annual Report

Statement of assets and liabilities

December 31, 2022

Assets:
Investments, at value (Cost — $100,860,030)	$101,193,091
Dividends receivable	120,383
Receivable for Fund shares sold	16,497
Other assets	131,505
Prepaid expenses	4,186
Total Assets	101,465,662

Liabilities:
Trustees’ fees payable	133,821
Investment management fee payable	43,685
Fund accounting fees payable	22,315
Transfer agent fees payable	20,511
Payable for Fund shares repurchased	18,634
Service and/or distribution fees payable	12,324
Accrued expenses	12,195
Total Liabilities	263,485
Total Net Assets	$101,202,177

Net Assets:
Par value (Note 7)	$92
Paid-in capital in excess of par value	99,905,682
Total distributable earnings (loss)	1,296,403
Total Net Assets	$101,202,177

Net Assets:
Class A	$56,112,887
Class C	$366,179
Class FI	$17,933
Class I	$1,554,825
Class IS	$43,150,353

Shares Outstanding:
Class A	5,090,209
Class C	38,047
Class FI	1,738
Class I	136,045
Class IS	3,920,516

Net Asset Value:
Class A (and redemption price)	$11.02
Class C*	$9.62
Class FI (and redemption price)	$10.32
Class I (and redemption price)	$11.43
Class IS (and redemption price)	$11.01
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.50%; 5.75% prior to August 15, 2022)	$11.66

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Franklin U.S. Small Cap Equity Fund 2022 Annual Report	25

Statement of operations

For the Year Ended December 31, 2022

Investment Income:
Dividends	$1,586,762
Less: Foreign taxes withheld	(5,478)
Total Investment Income	1,581,284

Expenses:
Investment management fee (Note 2)	917,623
Service and/or distribution fees (Notes 2 and 5)	150,992
Transfer agent fees (Note 5)	127,872
Registration fees	73,228
Fund accounting fees	67,777
Audit and tax fees	39,911
Legal fees	34,343
Shareholder reports	15,468
Trustees’ fees	11,540
Custody fees	860
Commitment fees (Note 8)	771
Insurance	631
Miscellaneous expenses	8,013
Total Expenses	1,449,029
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(193,204)
Net Expenses	1,255,825
Net Investment Income	325,459

Realized and Unrealized Gain (Loss)on Investments (Notes 1, 3 and 9):
Net Realized Gain From Investment Transactions	10,445,934
Change in Net Unrealized Appreciation (Depreciation) From Investments	(37,624,863)
Net Loss on Investments	(27,178,929)
Decrease in Net Assets From Operations	$(26,853,470)

See Notes to Financial Statements.

26	Franklin U.S. Small Cap Equity Fund 2022 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2022	2021

Operations:
Net investment income	$325,459	$594,356
Net realized gain	10,445,934	36,266,908
Change in net unrealized appreciation (depreciation)	(37,624,863)	14,428,905
Increase (Decrease) in Net Assets From Operations	(26,853,470)	51,290,169

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(5,718,112)	(37,064,492)
Decrease in Net Assets From Distributions to Shareholders	(5,718,112)	(37,064,492)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	10,186,124	63,327,830
Reinvestment of distributions	5,705,292	36,966,915
Cost of shares repurchased	(34,407,097)	(106,431,692)
Shares redeemed in-kind (Note 9)	(37,396,485)	—
Decrease in Net Assets From Fund Share Transactions	(55,912,166)	(6,136,947)
Increase (Decrease) in Net Assets	(88,483,748)	8,088,730

Net Assets:
Beginning of year	189,685,925	181,597,195
End of year	$101,202,177	$189,685,925

See Notes to Financial Statements.

Franklin U.S. Small Cap Equity Fund 2022 Annual Report	27

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class A Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$13.71	$13.09	$12.22	$10.29	$13.55

Income (loss) from operations:
Net investment income	0.01	0.04	0.04	0.04	0.02
Net realized and unrealized gain (loss)	(2.14)	3.84	1.29	2.05	(2.13)
Total income (loss) from operations	(2.13)	3.88	1.33	2.09	(2.11)

Less distributions from:
Net investment income	(0.04)	(0.00) [2]	(0.10)	(0.02)	(0.01)
Net realized gains	(0.52)	(3.26)	(0.36)	(0.14)	(1.14)
Total distributions	(0.56)	(3.26)	(0.46)	(0.16)	(1.15)

Net asset value, end of year	$11.02	$13.71	$13.09	$12.22	$10.29
Total return[3]	(15.42)%	30.03%	10.99%	20.43%	(15.58)%

Net assets, end of year (000s)	$56,113	$68,716	$12,128	$13,223	$11,916

Ratios to average net assets:
Gross expenses	1.36%	1.32%	1.27%	1.24%	1.22%
Net expenses[4,5]	1.20	1.19	1.14	1.12	1.13
Net investment income	0.08	0.23	0.37	0.38	0.11

Portfolio turnover rate	31%[6]	39%	37%	51%	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual fund operating expenses do not exceed 1.20%. This arrangement is expected to continue until December 31, 2024, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

28	Franklin U.S. Small Cap Equity Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class C Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$12.10	$11.95	$11.17	$9.47	$12.66

Income (loss) from operations:
Net investment loss	(0.07)	(0.12)	(0.04)	(0.05)	(0.08)
Net realized and unrealized gain (loss)	(1.89)	3.53	1.18	1.89	(1.97)
Total income (loss) from operations	(1.96)	3.41	1.14	1.84	(2.05)

Less distributions from:
Net realized gains	(0.52)	(3.26)	(0.36)	(0.14)	(1.14)
Total distributions	(0.52)	(3.26)	(0.36)	(0.14)	(1.14)

Net asset value, end of year	$9.62	$12.10	$11.95	$11.17	$9.47
Total return[2]	(16.08)%	28.92%	10.16%	19.52%	(16.18)%

Net assets, end of year (000s)	$366	$326	$640	$1,125	$3,579

Ratios to average net assets:
Gross expenses	2.11%	2.04%	2.05%	2.04%[3]	1.93%[3]
Net expenses[4,5]	1.95	1.95	1.91	1.93 [3]	1.83 [3]
Net investment loss	(0.64)	(0.84)	(0.42)	(0.42)	(0.58)

Portfolio turnover rate	31%[6]	39%	37%	51%	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual fund operating expenses do not exceed 1.95%. This arrangement is expected to continue until December 31, 2024, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Franklin U.S. Small Cap Equity Fund 2022 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class FI Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$12.86	$12.45	$11.61	$9.78	$12.96

Income (loss) from operations:
Net investment income	0.01	0.00 [2]	0.02	0.04	0.00 [2]
Net realized and unrealized gain (loss)	(2.00)	3.67	1.24	1.95	(2.04)
Total income (loss) from operations	(1.99)	3.67	1.26	1.99	(2.04)

Less distributions from:
Net investment income	(0.03)	—	(0.06)	(0.02)	—
Net realized gains	(0.52)	(3.26)	(0.36)	(0.14)	(1.14)
Total distributions	(0.55)	(3.26)	(0.42)	(0.16)	(1.14)

Net asset value, end of year	$10.32	$12.86	$12.45	$11.61	$9.78
Total return[3]	(15.37)%	29.85%	10.94%	20.42%	(15.73)%

Net assets, end of year (000s)	$18	$23	$18	$150	$107

Ratios to average net assets:
Gross expenses	1.78%	1.77%	1.72%	1.41%[4]	1.36%[4]
Net expenses[5,6]	1.20	1.20	1.20	1.20 [4]	1.20 [4]
Net investment income	0.09	0.03	0.24	0.33	0.02

Portfolio turnover rate	31%[7]	39%	37%	51%	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual fund operating expenses do not exceed 1.20%. This arrangement is expected to continue until December 31, 2024, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

30	Franklin U.S. Small Cap Equity Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$14.18	$13.43	$12.52	$10.53	$13.84

Income (loss) from operations:
Net investment income	0.05	0.04	0.07	0.07	0.04
Net realized and unrealized gain (loss)	(2.21)	3.97	1.33	2.11	(2.18)
Total income (loss) from operations	(2.16)	4.01	1.40	2.18	(2.14)

Less distributions from:
Net investment income	(0.07)	(0.00) [2]	(0.13)	(0.05)	(0.03)
Net realized gains	(0.52)	(3.26)	(0.36)	(0.14)	(1.14)
Total distributions	(0.59)	(3.26)	(0.49)	(0.19)	(1.17)

Net asset value, end of year	$11.43	$14.18	$13.43	$12.52	$10.53
Total return[3]	(15.10)%	30.22%	11.26%	20.74%	(15.41)%

Net assets, end of year (000s)	$1,555	$2,274	$3,718	$4,257	$10,457

Ratios to average net assets:
Gross expenses	1.11%	1.03%	1.06%	1.05%[4]	1.01%[4]
Net expenses[5,6]	0.90	0.90	0.90	0.90 [4]	0.90 [4]
Net investment income	0.37	0.27	0.60	0.58	0.31

Portfolio turnover rate	31%[7]	39%	37%	51%	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual fund operating expenses do not exceed 0.90%. This arrangement is expected to continue until December 31, 2024, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Franklin U.S. Small Cap Equity Fund 2022 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class IS Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$13.73	$13.07	$12.19	$10.26	$13.54

Income (loss) from operations:
Net investment income	0.05	0.07	0.08	0.09	0.07
Net realized and unrealized gain (loss)	(2.12)	3.85	1.30	2.05	(2.15)
Total income (loss) from operations	(2.07)	3.92	1.38	2.14	(2.08)

Less distributions from:
Net investment income	(0.13)	(0.00) [2]	(0.14)	(0.07)	(0.06)
Net realized gains	(0.52)	(3.26)	(0.36)	(0.14)	(1.14)
Total distributions	(0.65)	(3.26)	(0.50)	(0.21)	(1.20)

Net asset value, end of year	$11.01	$13.73	$13.07	$12.19	$10.26
Total return[3]	(14.92)%	30.38%	11.47%	20.92%	(15.33)%

Net assets, end of year (000s)	$43,150	$118,348	$122,658	$126,394	$103,403

Ratios to average net assets:
Gross expenses	0.88%	0.84%	0.89%	0.86%[4]	0.85%[4]
Net expenses[5,6]	0.75	0.75	0.75	0.75 [4]	0.75 [4]
Net investment income	0.39	0.46	0.76	0.77	0.50

Portfolio turnover rate	31%[7]	39%	37%	51%	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

32	Franklin U.S. Small Cap Equity Fund 2022 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Franklin U.S. Small Cap Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value

Franklin U.S. Small Cap Equity Fund 2022 Annual Report	33

Notes to financial statements (cont’d)

determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

34	Franklin U.S. Small Cap Equity Fund 2022 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Common Stocks:
Health Care	$16,147,529	—	$192,150		$16,339,679
Industrials	16,889,676	—	0	*	16,889,676
Other Common Stocks	66,961,153	—	—		66,961,153
Total Long-Term Investments	99,998,358	—	192,150		100,190,508
Short-Term Investments†	1,002,583	—	—		1,002,583
Total Investments	$101,000,941	—	$192,150		$101,193,091

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

(b) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected

Franklin U.S. Small Cap Equity Fund 2022 Annual Report	35

Notes to financial statements (cont’d)

in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees are paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(6,335,351)	$6,335,351

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities and distributions paid in connection with the redemption of Fund shares.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Franklin Advisers, Inc. (“Franklin Advisers”) is the Fund’s subadviser. Western Asset

36	Franklin U.S. Small Cap Equity Fund 2022 Annual Report

Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, Franklin Advisers and Western Asset are wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. To the extent LMPFA receives a management fee after taking into account its contractual obligation to limit expenses as discussed below, LMPFA pays Franklin Advisers monthly the entire management fee it receives from the Fund, net of any fees paid to Western Asset. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class I and Class IS shares did not exceed 1.30%, 2.05%, 1.30%, 1.00% and 0.75%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

As a result of voluntary expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets did not exceed 1.20%, 1.95%, 1.20% and 0.90% for Class A, Class C, Class FI and Class I shares, respectively. These arrangements are expected to continue until December 31, 2024, but may be terminated at any time by LMPFA.

During the year ended December 31, 2022, fees waived and/or expenses reimbursed amounted to $193,204.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Franklin U.S. Small Cap Equity Fund 2022 Annual Report	37

Notes to financial statements (cont’d)

Pursuant to these arrangements, at December 31, 2022, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires December 31, 2023	$14,124	$961	$285	$5,132	$143,218
Expires December 31, 2024	48,505	467	119	4,886	109,106
Expires December 31, 2025	95,430	492	109	3,753	93,420
Total fee waivers/expense reimbursements subject to recapture	$158,059	$1,920	$513	$13,771	$345,744

For the year ended December 31, 2022, LMPFA did not recapture any fees.

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 5.50% (5.75% prior to August 15, 2022) for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2022, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$22,763	—
CDSCs	20	$52

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by LMPFA or an affiliate of LMPFA in which his or her deferred trustee’s fees were deemed to be invested. Until distributed in accordance with the Plan, deferred amounts remain in the Fund and are included in Trustees’ fee payable on the Statement of Assets and Liabilities. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

As of December 31, 2022, Franklin Resources and its affiliates owned 42% of the Fund.

38	Franklin U.S. Small Cap Equity Fund 2022 Annual Report

3. Investments

During the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$40,363,323
Sales	64,051,207	*

*	Excludes value of securities delivered as a result of redemptions in-kind totaling $37,053,318 (Note 9).

At December 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$101,143,785	$22,161,051	$(22,111,745)	$49,306

4. Derivative instruments and hedging activities

During the year ended December 31, 2022, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$147,848	$122,950
Class C	3,097	608
Class FI	47	120
Class I	—	3,733
Class IS	—	461
Total	$150,992	$127,872

Franklin U.S. Small Cap Equity Fund 2022 Annual Report	39

Notes to financial statements (cont’d)

For the year ended December 31, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$95,430
Class C	492
Class FI	109
Class I	3,753
Class IS	93,420
Total	$193,204

6. Distributions to shareholders by class

	Year Ended December 31, 2022	Year Ended December 31, 2021
Net Investment Income:
Class A	$196,777	$3,726
Class A2†	—	13,178
Class C	—	—
Class FI	48	—
Class I	10,333	1,090
Class IS	582,848	32,012
Total	$790,006	$50,006

Net Realized Gains:
Class A	$2,566,693	$12,727,696
Class A2†	—	652,953
Class C	18,416	76,510
Class FI	848	4,581
Class I	74,650	497,914
Class IS	2,267,499	23,054,832
Total	$4,928,106	$37,014,486

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

7. Shares of beneficial interest

At December 31, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

40	Franklin U.S. Small Cap Equity Fund 2022 Annual Report

Transactions in shares of each class were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	530,016	$6,387,034	3,418,673	$56,975,302
Shares issued on reinvestment	254,280	2,752,178	933,442	12,642,639
Shares repurchased	(707,828)	(8,435,125)	(264,646)	(4,201,587)
Net increase	76,468	$704,087	4,087,469	$65,416,354

Class A2†
Shares sold	—	—	206,483	$3,130,358
Shares issued on reinvestment	—	—	41,452	666,131
Shares repurchased	—	—	(3,543,865)	(57,777,926)
Net decrease	—	—	(3,295,930)	$(53,981,437)

Class C
Shares sold	21,032	$221,665	2,189	$32,102
Shares issued on reinvestment	1,935	18,360	6,210	75,994
Shares repurchased	(11,878)	(126,649)	(35,031)	(523,101)
Net increase (decrease)	11,089	$113,376	(26,632)	$(415,005)

Class FI
Shares sold	139	$1,480	277	$4,494
Shares issued on reinvestment	88	896	358	4,581
Shares repurchased	(245)	(2,592)	(331)	(5,102)
Net increase (decrease)	(18)	$(216)	304	$3,973

Class I
Shares sold	4,211	$51,304	53,008	$860,134
Shares issued on reinvestment	7,433	83,511	34,446	490,726
Shares repurchased	(35,949)	(433,135)	(203,942)	(3,401,542)
Net decrease	(24,305)	$(298,320)	(116,488)	$(2,050,682)

Class IS
Shares sold	313,756	$3,524,641	144,199	$2,325,440
Shares issued on reinvestment	264,806	2,850,347	1,685,716	23,086,844
Shares repurchased	(2,278,426)	(25,409,596)	(2,597,631)	(40,522,434)
Shares redeemed in-kind	(2,998,916)	(37,396,485)	—	—
Net decrease	(4,698,780)	$(56,431,093)	(767,716)	$(15,110,150)

†

On June 24, 2021, the Fund converted 3,251,396 Class A2 shares into 3,192,987 Class A shares, valued at $53,322,889. These amounts are reflected in the Class A shares sold and Class A2 shares repurchased, respectively.

8. Redemption facility

On February 4, 2022, the Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, became a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet

Franklin U.S. Small Cap Equity Fund 2022 Annual Report	41

Notes to financial statements (cont’d)

future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended December 31, 2022.

9. Redemptions in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended December 31, 2022, the Fund had redemptions in-kind with total proceeds in the amount of $37,396,485. The net realized gain on these redemptions in-kind amounted to $6,152,307, which was not realized for tax purposes. For the year ended December 31, 2021, the Fund had no redemptions in-kind.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$790,006	$11,031,738
Net long-term capital gains	4,928,106	26,032,754
Total distributions paid	$5,718,112	$37,064,492

As of December 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed long-term capital gains — net	$1,294,913
Other book/tax temporary differences(a)	(47,816)
Unrealized appreciation (depreciation)(b)	49,306
Total distributable earnings (loss) — net	$1,296,403

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

11. Recent accounting pronouncements

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and

42	Franklin U.S. Small Cap Equity Fund 2022 Annual Report

annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

*  *  *

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

Franklin U.S. Small Cap Equity Fund 2022 Annual Report	43

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of Franklin U.S. Small Cap Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Franklin U.S. Small Cap Equity Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 13, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

44	Franklin U.S. Small Cap Equity Fund 2022 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Franklin U.S. Small Cap Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Franklin U.S. Small Cap Equity Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation
(1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

46	Franklin U.S. Small Cap Equity Fund

Independent Trustees† (cont’d)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 57 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Franklin U.S. Small Cap Equity Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 127 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	127
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

48	Franklin U.S. Small Cap Equity Fund

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Franklin U.S. Small Cap Equity Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2010 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

50	Franklin U.S. Small Cap Equity Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2022:

	Pursuant to:		Amount Reported
Long-Term Capital Gain Dividends Distributed	§	852(b)(3)(C)	$5,097,310
Income Eligible for Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$1,471,527
Qualified Dividend Income Earned (QDI)	§	854(b)(1)(B)	$1,498,996

Franklin U.S. Small Cap Equity Fund	51

Franklin

U.S. Small Cap Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Franklin Advisers, Inc.

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered

public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Franklin U.S. Small Cap Equity Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Franklin U.S. Small Cap Equity Fund

Legg Mason Funds

100 International Drive

Baltimore, MD 21202

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Franklin U.S. Small Cap Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

LMFX013159 2/23 SR23-4584

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2021 and December 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $184,816 in December 31, 2021 and $210,621 in December 31, 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2021 and $0 in December 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $43,000 in December 31, 2021 and $53,000 in December 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2021 and $0 in December 31, 2022, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $1,470,739 in December 31, 2021 and $744,135 in December 31, 2022.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 17, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 17, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 17, 2023